Advanced Series Trust

AST Cohen & Steers Realty Portfolio

Supplement dated March 17, 2008 to the Prospectus and Statement of Additional Information dated May 1, 2007

Effective immediately, James Corl will no longer be a Portfolio Manager on the AST Cohen & Steers Realty Portfolio (“the Portfolio) of Advanced Series Trust (“the Trust”). All references to Mr. Corl are hereby deleted. Jon Y. Cheigh, CPA will replace Mr. Corl as a Portfolio Manger to the Portfolio. To reflect these changes, the following will be inserted under the heading How the Fund is Managed – Portfolio Managers – AST Cohen & Steers Realty Portfolio:

Jon Y. Cheigh, CPA, senior vice president, is a portfolio manager for Cohen & Steers' U.S. Realty Total Return portfolios. He has 12 years of experience. Prior to joining the firm in 2005, Mr. Cheigh was a vice president and senior REIT analyst for two years at Security Capital Research & Management. Previously, he was a vice president of real estate acquisitions at InterPark and an acquisitions associate at Urban Growth Property Trust, two privately held REITs. Mr. Cheigh has a BA cum laude from Williams College and an MBA degree from the University of Chicago. He is based in New York. He has been managing the Portfolio since March 2008.

Cohen & Steers utilizes a team-based approach in managing the Fund. Mr. Cohen, Mr. Steers and Mr. Harvey are the leaders of this team. Mr. Cheigh directs and supervises the execution of the Fund’s investment strategy.

To further reflect these changes, the following information will be added to the Portfolio’s table in the Statement of Additional Information under the heading Part I – Management & Advisory Arrangements – Additional Information About the Portfolio Managers:

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jon Y. Cheigh, CPA	4 accounts $3,545mm	2 accounts $447mm	18 accounts $2,778mm	None

AST SUP 7